UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 31, 2003
                                                   ------------------------

                                   iCAD, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                           0-9341                    02-0377419
  --------                           ------                    -----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


4 Townsend West, Suite 17, Nashua, New Hampshire                 03063
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code   (603) 882-5200
                                                   -------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since the last report)

Item 2   Acquisition or Disposition of Assets

      On December 31, 2003 (the "Effective Time"), iCAD, Inc. (the "Registrant") completed the acquisition of Qualia Computing, Inc. and its subsidiaries, including CADx Systems, Inc., (collectively "Qualia") pursuant to the provisions of the Amended and Restated Plan and Agreement of Merger dated as of December 15, 2003 (the "Merger Agreement") by and among the Registrant, Qualia, Qualia Acquisition Corp., a wholly-owned subsidiary of the Registrant ("Merger Sub"), Steven K. Rogers, Thomas E. Shoup and James Corbett. In accordance with the terms of the Merger Agreement and the merger (the "Merger"), pursuant to which Qualia was merged with and into Merger Sub and became a wholly-owned subsidiary of the Registrant, the holders of the common stock, $.00001 par value (the "Qualia Common Stock") of Qualia, received an aggregate of 4.3 million shares of the common stock, $.01 par value of the Registrant in exchange for all of their outstanding shares of Qualia held immediately prior to the Merger, other than two institutional investors that owned shares of Qualia Common Stock who received cash and a promissory note for their shares. iCAD paid an aggregate of $1.55 million in cash to the two institutional investors and executed a 36-month secured promissory note in the principal amount of $4.5 million in favor of one of the investors to purchase those shares of Qualia Common Stock held by such two institutional investors. The consideration paid by the Registrant in connection with the Merger was determined by negotiations among certain of the parties to the Merger.

         The description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement which is attached as an exhibit to this current Report on Form 8-K and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information.

         The Financial Statements of Qualia and the Pro Forma Financial Information required to be filed as part of this Current Report on Form 8-K shall be filed within 60 days of the due date of this Report.

         (c)   Exhibits.

         The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         iCAD, Inc.

                                         By: /s/ W. Scott Parr
                                             -----------------------------
                                             W. Scott Parr, President


Dated:  January 14, 2004

                                INDEX TO EXHIBITS


Exhibit                      Description
-------                      -----------
2(a)                         Amended and Restated Plan and Agreement
                             of Merger dated as of December 15, 2003
                             among the Registrant, Qualia
                             Computing, Inc., Qualia Acquisition
                             Corp., Steven K. Rogers, Thomas E.
                             Shoup and James Corbett.